                                   EXHIBIT 21



A table of the subsidiaries of Tele-Communications, Inc. as of December 31, 1996, is set forth below, indicating as to each the state or the jurisdiction of incorporation or organization and the names under which such subsidiaries do business (Trade Names). Subsidiaries not included in the table are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.


                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


At Home Corporation                                              DE
BET Film Productions [jv]                                        DE
BET Movies/STARZ!3, LLC                                          DE
CareerTrack, Inc.                                                CO
Digital Direct, Inc.                                             CO                  TCI Telephony, Inc.
Digital Frontier Studios, Inc.                                   CO
DMX  Inc.                                                        DE
ETC NSCI Holdings, Inc.                                          DE
ETC w/tci, Inc.                                                  DE
Ingenius [jv]                                                    CO
Kaleidoscope Interactive, LLC                                    TX
Kansas City Fiber Network, L.P.                                  CA
MajorCo, L.P. [lp]                                               DE                  Sprint Spectrum Holding Company, L.P.
Materials Handling Services, Inc.                                CO                  Western Communications Materials Handling
                                                                                     Services, Inc.
MinorCo, L.P. [lp]                                               DE
National School Conference Institute, Inc.                       AZ
NewTeleco, L.P. [lp]                                             DE
NHT Partnership [gp]                                             NY
PhillieCo, L.P.                                                  DE
QE+ Ltd. [lp]                                                    CO
RecoveryNet Interactive LLC                                      DE
RL Ingenius, Inc.                                                CO
Sprint Spectrum, L.P. [lp]                                       DE
TCI Academic Systems Holdings, Inc.                              CO
TCI CT Holdings, Inc.                                            DE
TCI CTrack Asset Corp.                                           CO
TCI Digital Frontier, Inc.                                       CO
TCI ETC Holdings, Inc.                                           DE
TCI Interactive, Inc.                                            CO
TCI Internet Holdings, Inc.                                      CO
TCI Internet Services, Inc.                                      CO
TCI INZ Sports Holdings, Inc.                                    CO

                                                                         1 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


TCI Lightspan Holdings, Inc.                                     CO
TCI Music, Inc.                                                  CO
TCI Online Entertainment Holdings, Inc.                          CO
TCI Online KI Holdings, Inc.                                     CO
TCI Online Recoverynet Holdings, Inc.                            CO
TCI Online Sports Holdings, Inc.                                 CO
TCI Online Village  Holdings, Inc.                               CO
TCI Philadelphia Holdings, Inc.                                  DE
TCI Spectrum Holdings, Inc.                                      CO
TCI Starz, Inc.                                                  CO
TCI Telephony Holdings, Inc.                                     DE
TCI Telephony Services of California, Inc.                       CO
TCI Telephony Services of Colorado, Inc.                         CO
TCI Telephony Services of Connecticut, Inc.                      CO
TCI Telephony Services of Illinois, Inc.                         CO
TCI Telephony Services of Minnesota, Inc.                        CO
TCI Telephony Services of Oklahoma, Inc.                         CO
TCI Telephony Services of Texas, Inc.                            CO
TCI Telephony Services of Wisconsin, Inc.                        CO
TCI Telephony Services, Inc.                                     DE
TCI Teleport Holdings, Inc.                                      DE
TCI Teleport, Inc.                                               CO
TCI UVSG, Inc.                                                   CO
TCI Wireless Holdings, Inc.                                      DE
TCI Wireline Holdings, Inc.                                      DE
TCI Wireline, Inc.                                               DE
TeleCable KCFN Holding Corp.                                     VA
TEMPO DBS, Inc.                                                  CO
United Video Satellite Group, Inc.                               DE
Western Information Systems, Inc.                                CO                  WIS
Western Tele-Communications, Inc.                                CO
Western Tele-Communications, Inc./Retail Sales Group             CO
WirelessCo, L.P. [lp]                                            DE
WTCI of Montana, Inc.                                            CO

Alabama T.V. Cable, Inc.                                         AL
American Cable Of Redlands Joint Venture [jv]                    CO
American Cable TV Investors 2 [lp]                               CA
American Cable TV Investors 3 [lp]                               CA
American Cable TV Investors 4, Ltd. [lp]                         CO
American Cable TV Investors 5, Ltd. [lp]                         CO                  American Cable TV of Lower Delaware
                                                                                     American Cable TV of St. Mary's County
American Microwave & Communications, Inc.                        MI
American Movie Classics Investment, Inc.                         CO
American TeleVenture of Minersville, Inc.                        CO
Ames Cablevision, Inc.                                           IA                  TCI of Central Iowa

                                                                         2 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


Antares Satellite Corporation                                    CO
ARP Partnership [gp]                                             DE
Athena Cablevision Corporation of Knoxville                      TN
Athena Cablevision of Tennessee and Kentucky, Inc.               TN
Athena Realty, Inc.                                              NV
Atlantic American Cablevision of Florida, Inc.                   FL                  TCI Cablevision of Pasco County
                                                                                     TCI Media Services
Atlantic American Cablevision, Inc.                              DE
Atlantic American Holdings, Inc.                                 FL
Atlantic Cablevision of Florida, Inc.                            FL
Baton Rouge Cablevision Associates, L.P. [lp]                    CO
Bay Area Interconnect [gp]                                       CA                  Bay Cable Advertising
                                                                                     BCA
Beatrice Cable TV Company                                        NE                  TCI Cable of Beatrice
Bellevue Cablevision, Inc.                                       DE                  TCI Media Services
Billings Tele-Communications, Inc.                               OR
Bob Magness, Inc.                                                WY
Bresnan Communications Company Limited Partnership [lp]          MI
Brigand Pictures, Inc.                                           NY
Broadview Television Company                                     WA
Brookhaven Cable TV, Inc.                                        NY                  TCI Cable of Brookhaven
Brookings Cablevision [gp]                                       CO
Brookside Antenna Company                                        OH
Cable Accounting, Inc.                                           CO
Cable AdNet Partners [gp]                                        DE                  Cable Adnet
                                                                                     Hudson Valley Cable Group
                                                                                     TCI Media Services
Cable Advertising Partners[gp]                                   CA
Cable Network Television, Inc.                                   NV
Cable Shopping Investment, Inc.                                  CO
Cable Television Advertising Group, Inc.                         WY
Cable Television of Gary, Inc.                                   IN
Cable TV of Marin, Inc.                                          CA
Cable TV Puget Sound, Inc.                                       WA                  TCI of Washington
Cabletime, Inc.                                                  CO
Cablevision Associates of Gary Joint Venture [jv]                IN
Cablevision IV, Ltd. (Corp)                                      IA
Cablevision of Arcadia/Sierra Madre, Inc.                        DE
Cablevision of Baton Rouge, Ltd. [lp]                            CO
Cablevision V, Inc.                                              IA
Cablevision VI, Inc.                                             IA                  TCI Cablevision of the Rockies, Inc.
                                                                                     TCI of the Heartlands
Cablevision VII, Inc.                                            IA                  TCI Cablevision of the Rockies, Inc.
                                                                                     TCI of the Heartlands
                                                                                     TCI of Eastern Iowa
                                                                                     TCI Media Services

                                                                         3 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


Capital Region Cable Advertising Interconnect, L.P. [lp]         NY                  Capital Region Cable Advertising Network
CAT Partnership [gp]                                             DE
CATV Facility Co., Inc.                                          CO
Channel 3 Everett, Inc.                                          WA
Channel 64 Acquisition, Inc.                                     DE
Chicago Cable Network Joint Venture [jv]                         IL
Cincinnati Cable Advertising Interconnect, L.P.                  DE
Clear View Cable Systems, Inc.                                   CA
Clinton Cablevision [gp]                                         IA
Clinton TV Cable Company, Inc.                                   IA
Coconut Creek Cable T.V., Inc.                                   FL                  TCI of North Broward
Colorado Cablevision Company [lp]                                CO                  TCI of Colorado
Colorado Terrace Tower II Corporation                            CO
Com-Cable TV, Inc.                                               DE
Command Cable of Eastern Illinois LP                             NJ                  TCI Cablevision of Southern Illinois
Communication Investment Corporation                             VA
Communications & Cable of Chicago, Inc.                          IL                  Chicago Cable TV
Communications Services, Inc.                                    KS                  TCI Cablevision of Central Texas
                                                                                     TCI Cablevision of East Oklahoma
                                                                                     TCI Cablevision of North Texas
                                                                                     TCI Cablevision of Northeast Texas
                                                                                     TCI Cablevision of Oklahoma (CSI), Inc.
                                                                                     TCI Cablevision of Texas (CSI), Inc.
                                                                                     TCI Communications Services, Inc.
                                                                                     TCI Media Services TCI of Arkansas
                                                                                     TCI of Arkansas (CSI), Inc.
                                                                                     TCI of Kansas (CSI), Inc.
                                                                                     TCI of Louisiana
                                                                                     TCI of Louisiana (CSI), Inc.
Community Cable Television (gp)                                  WY                  TCI Cablevision of Southwest Texas
                                                                                     TCI Cablevision of West Oakland County
Community Realty, Inc.                                           NV                  Nevada Community Realty, Inc.
Community Telecable of Bellevue, Inc.                            WA                  TCI of Washington
Community Telecable of Seattle, Inc.                             WA
Community Television Systems, Inc.                               DE                  TCI Cablevision of South Central Connecticut
Connecticut Cable Advertising, L.P.                              DE
Connecticut Cable Advertising, L.P.                              DE
Consumer Entertainment Services, Inc.                            WY
Contra Costa Cable Co.                                           WA
Corsair Pictures, Inc.                                           DE                  Brigand Pictures, Inc.
Crockett Cable System, Inc.                                      WA
Daniels Communication Partners Limited Partnership [lp]          DE
Daniels Hauser-Holdings [gp]                                     CO
Davis County Cablevision, Inc.                                   UT
DCP-85, Ltd. [lp]                                                CO

                                                                         4 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


DigiVentures, LLC                                                DE
Direct Broadcast Satellite Services, Inc.                        DE
Discovery Programming Investment, Inc.                           CO
District Cablevision Limited Partnership [lp]                    DC                  TCI Media Services
East Arkansas Cablevision, Inc.                                  AR                  TCI Media Services
                                                                                     TCI of Arkansas
East Arkansas Investments, Inc.                                  CO
Eastex Microwave, Inc.                                           TX
ECP Holdings, Inc.                                               OK
Elbert County Cable Partners, L. P. [lp]                         CO                  TCI of Colorado
Everett Cablevision, Inc.                                        WA                  TCI of Washington
FAB Communications, Inc.                                         OK
Far-West Communications, Inc.                                    OR                  TCI of Oregon
Foothills Cablevision, Ltd. [lp]                                 CO
Four Flags Cable TV [jv]                                         MI
Four Flags Cablevision [jv]                                      MI
General Communications and Entertainment Company, Inc.           DE
Gill Bay Interconnect, Inc.                                      CA
Greater Birmingham Interconnect[gp]                              AL                  GBI
Guide Investments, Inc.                                          CO
H-C-G Cablevision, Inc.                                          CA
Halcyon Communications Limited Partnership[lp]                   OK                  TCI Cablevision of East Oklahoma
Halcyon Communications Partners [gp]                             OK
Harbor Communications Joint Venture [jv]                         WA
Harris County Cable TV, Inc.                                     VA
Hawkeye Communications of Clinton, Inc.                          IA
Heritage Cable Partners, Inc.                                    IA
Heritage Cablevision Associates, a Limited Partnership [lp]      IA                  TCI of Bedford
                                                                                     TCI of Michiana
Heritage Cablevision of California, Inc.                         DE                  TCI of San Jose
Heritage Cablevision of Colorado, Inc.                           CO                  TCI Cablevision of Southern Colorado, Inc.
Heritage Cablevision of Dallas, Inc.                             IA                  Bay Cablevision
                                                                                     Cable Oakland
                                                                                     TCI Cablevision of California
                                                                                     TCI Cablevision of New Castle County
                                                                                     TCI Media Services
                                                                                     TCI of Colorado
                                                                                     TCI of Fort Collins
Heritage Cablevision of Delaware, Inc.                           DE
Heritage Cablevision of Maine II, Inc.                           ME
Heritage Cablevision of Massachusetts, Inc.                      MA                  TCI Cablevision of Andover
Heritage Cablevision of South East Massachusetts, Inc.           MA
Heritage Cablevision of Tennessee, Inc.                          TN                  TCI of Colorado
Heritage Cablevision of Texas, Inc.                              IA                  TCI Cablevision of South Texas
Heritage Cablevision, Inc.                                       TX
Heritage Cablevision, Inc.                                       IA                  TCI Media Services

                                                                         5 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


                                                                                     TCI of the Heartlands
                                                                                     TCI of Central Iowa
                                                                                     TCI of Southern Iowa
                                                                                     TCI of Northern Iowa
                                                                                     TCI of Eastern Iowa
Heritage Cablevue, Inc.                                          DE                  TCI Cablevision of New England
Heritage Communications Products Corp.                           IA
Heritage Communications, Inc.                                    IA
Heritage Investments, Inc.                                       IA
Heritage Media Corporation
Heritage ROC Holdings Corp.                                      IA
Heritage/Indiana Cablevision II, Inc.                            CO
Heritage/Indiana Cablevision, Inc.                               IA
Hillcrest Cablevision Company                                    OH
Home Sports Network, Inc.                                        CO
Independence Cable TV Company [jv]                               MI                  TCI Cablevision of Oakland County, Inc.
InterMedia Capital Management II, L.P.                           CA
Intermedia Capital Partners IV,  L.P.(ICP-IV)                    CA
Intermedia Partners Limited Partnership (IP-I)                   CA
International Telemeter Corporation                              NV
IR-TCI Partners II, L.P.  [lp]                                   CA
IR-TCI Partners III, L.P.  [lp]                                  CA
IR-TCI Partners IV, L.P. [lp]                                    CO
IR-TCI Partners V, L.P. [lp]                                     CO
Knox Cable T.V., Inc.                                            TN
KTMA-TV, Inc.                                                    TX
LaSalle Telecommunications, Inc.                                 IL                  Chicago Cable TV-IV
Lawrence County Cable Partners                                   CO
Liberty - CSI, Inc.                                              CO
Liberty Cable Partner, Inc.                                      WY
Liberty Capital Corp.                                            WY
Liberty Command II, Inc.                                         CO
Liberty Command, Inc.                                            CO
Liberty of Northern Indiana, Inc.                                DE
Liberty of Paterson II, Inc.                                     CO
Liberty of Paterson, Inc.                                        NV
LVO Cable Properties, Inc.                                       OK
LVOC Management, Inc.                                            OK
Margate Video Systems, Inc.                                      FL                  TCI Media Services
                                                                                     TCI of North Broward
Marin Cable Television, Inc.                                     CA
Miami Tele-Communications, Inc.                                  FL
Micro-Relay, Inc.                                                MD
Mid-Kansas, Inc.                                                 KS
Mile Hi Cable Partners, L.P. [lp]                                CO                  TCI of Colorado
Mississippi Cablevision, Inc.                                    MS                  TCI of North Mississippi

                                                                         6 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


                                                                                     TCI of Kansas
Moonlight Bowl, Inc.                                             CA
Mountain Cable Network, Inc.                                     NV                  Mountain Cable Advertising
                                                                                     TCI Media Services
Mountain States General Partner Co.                              CO
Mountain States Limited Partner Co.                              CO
Mountain States Video [gp]                                       CO                  TCI Media Services
Mountain States Video Communications Co., Inc.                   CO                  TCI of Colorado
Mountain States Video, Inc.                                      CO                  TCI of Colorado
                                                                                     TCI Media Services
MSV Subsidiary, Inc.                                             CO
Muskegon Cable TV Co. [gp]                                       MI
Narragansett Cablevision Corporation                             RI                  Heritage Cablevision of Narragansett
National Digital Television Center, Inc.                         DE
Newport News Cablevision Associates, L.P. [lp]                   CO
Newport News Cablevision Ltd. [lp]                               CO
Northern Video, Inc.                                             MN                  TCI of Central Minnesota
Northwest Cable Advertising  [gp]                                NY                  TV Mart
                                                                                     TCI Media Services
Northwest Illinois Cable Corporation                             DE
Northwest Illinois TV Cable Co.                                  DE                  TCI Cablevision of Galesburg/Monmouth
Northwest Illinois TV Cable Company [lp]                         IL
NTT, Inc.                                                        TX
Ohio Cablevision Network, Inc.                                   IA                  TCI Cablevision of Northwestern Ohio
Ottumwa Cablevision, Inc.                                        IA                  TCI of Southen Iowa
Pacific Microwave Joint Venture [jv]                             CA
Parkland Cablevision, Inc.                                       FL                  TCI of North Broward
Pennsylvania Educational Communications Systems                  PA
Pittsburg Cable TV, Inc.                                         KS                  TCI of Pittsburg
Portland Cable Advertising, L.P.  [lp]                           DE
Preview Magazine Corporation                                     NY
Prime Cable II Systems, Inc.                                     TX
Robert Fulk, Ltd.                                                DE
Robin Cable Systems of Sierra Vista, L.P.                        CA                  TCI of Southern Arizona
Robin Cable Systems of Tucson, an Arizona Limited                AZ                  TCI Media Services
Partnership
                                                                                     TCI of Tucson
                                                                                     Tucson Cablevision
S/D Cable Partners Ltd. [lp]                                     CO                  TCI Cablevision of Princeton, L.P.
                                                                                     TCI Cablevision of Rock Falls, L.P.
San Leandro Cable Television, Inc.                               CA                  TCI Cablevision of Hayward
Santa Fe Cablevision Company                                     NM                  TCI Cablevision of Santa Fe
                                                                                     TCI Media Services
Santa Fe Cablevison Co. [lp]                                     NM
Satellite Services of Puerto Rico, Inc.                          DE
Satellite Services, Inc.                                         DE
SCC Programs, Inc.                                               IL

                                                                         7 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


Semaphore Partners [gp]                                          CO
Silver Spur Land and Cattle Co.                                  WY                  Silver Spur Ranch
Skyview TV, Inc.                                                 MT
South Chicago Cable, Inc.                                        IL                  Chicago Cable TV-V
                                                                                     TCI Chicago
South Florida Cable Advertising[gp]                              FL
Southwest TeleCable, Inc.                                        TX
Southwest Washington Cable, Inc.                                 WA
Southwestern Satellite, Inc.                                     TX
SSI 2, Inc.                                                      NV
St. Louis Tele-Communications, Inc.                              MO                  TCI Cablevision of St. Louis
Tampa Bay Interconnect [gp]                                      FL                  TBI
TCC Spectrum, Inc.                                               DE
TCI-UC, INC.                                                     DE
TCI AIT, Inc.                                                    CO
TCI American Cable Holdings II, L.P. [lp]                        CO
TCI American Cable Holdings, L.P. [lp]                           CO                  TCI of Washington
TCI Baton Rouge Ventures, Inc.                                   CO
TCI Bay Interconnect, Inc.                                       CA
TCI Cable Adnet, Inc.                                            CO
TCI Cable Management Corporation                                 CO                  TCI Media Services
TCI Cable Partners of St. Louis, L.P.                            CO                  TCI of Illinois
TCI Cablevision Associates, Inc.                                 DE
TCI Cablevision of Alabama, Inc.                                 AL                  TCI Media Services
TCI Cablevision of Arizona, Inc.                                 AZ                  TCI Customer Satisfaction Center
TCI Cablevision of Baker/Zachary, Inc.                           DE                  TCI of Louisiana
TCI Cablevision of California, Inc.                              CA                  TCI Media Services
TCI Cablevision of Canon City, Ltd. [lp]                         CO
TCI Cablevision of Colorado, Inc.                                CO                  TCI Customer Satisfaction Center
                                                                                     TCI Media Services
                                                                                     TCI of Colorado
TCI Cablevision of Dallas, Inc.                                  TX                  TCI Media Services
TCI Cablevision of Florida, Inc.                                 FL                  TCI Media Services
                                                                                     TCI of Colorado
                                                                                     TCI Southeast - South Region
TCI Cablevision of Georgia, Inc.                                 GA                  TCI Media Services
                                                                                     TCI of Louisiana
TCI Cablevision of Great Falls, Inc.                             DE
TCI Cablevision of Idaho, Inc.                                   ID                  TCI Customer Satisfaction Center
TCI Cablevision of Kentucky, Inc.                                KY
TCI Cablevision of Kiowa, Inc.                                   CO
TCI Cablevision of Leesville, Inc.                               DE
TCI Cablevision of Maryland, Inc.                                MD                  TCI Media Services
TCI Cablevision of Massachusetts, Inc.                           MA
TCI Cablevision of Michigan, Inc.                                MI                  TCI North Central Region
TCI Cablevision of Minnesota, Inc.                               MN                  TCI of Minnesota

                                                                         8 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


TCI Cablevision of Missouri, Inc.                                MO                  TCI Media Services
TCI Cablevision of Montana, Inc.                                 MT                  TCI Media Services
TCI Cablevision of Nebraska, Inc.                                NE                  TCI Media Services
TCI Cablevision of Nevada, Inc.                                  NV                  TCI Media Services
TCI Cablevision of New Hampshire, Inc.                           NH
TCI Cablevision of New Mexico, Inc.                              NM                  TCI Media Services
TCI Cablevision of North Central Kentucky, Inc.                  KY
TCI Cablevision of Ohio, Inc.                                    OH                  TCI Media Services
TCI Cablevision of Okanogan Valley, Inc.                         WA                  TCI of Washington
TCI Cablevision of Oklahoma, Inc.                                OK
TCI Cablevision of Oregon, Inc.                                  OR                  TCI Media Services
                                                                                     TCI of Oregon
TCI Cablevision of Pasco County [gp]                             FL                  TCI Media Services
TCI Cablevision of Pinellas County, Inc.                         FL
TCI Cablevision of Sierra Vista II, Inc.                         CO
TCI Cablevision of Sierra Vista, Inc.                            CO
TCI Cablevision of South Dakota, Inc.                            SD                  TCI Media Services
TCI Cablevision of St. Bernard, Inc.                             LA                  TCI of Louisiana
TCI Cablevision of Texas, Inc.                                   TX                  TCI Media Services
TCI Cablevision of Tucson, Inc.                                  CO
TCI Cablevision of Tucson II, Inc.                               CO
TCI Cablevision of Twin Cities, Inc.                             WA                  TCI of Washington
TCI Cablevision of Utah, Inc.                                    UT                  TCI Media Services
TCI Cablevision of Vermont, Inc.                                 DE
TCI Cablevision of Washington, Inc.                              WA                  TCI Media Services
                                                                                     TCI of Washington
                                                                                     TV Mart
TCI Cablevision of Wisconsin, Inc.                               WI                  TCI Media Services
TCI Cablevision of Wyoming, Inc.                                 WY                  TCI Media Services
TCI Cablevision of Yakima Valley, Inc.                           WA                  TCI of Washington
TCI Cablevision of Yakima, Inc.                                  WA                  TCI of Washington
TCI Central, Inc.                                                DE
TCI Challenger, Inc.                                             CO
TCI Communications Financing I                                   DE
TCI Communications Financing II                                  DE
TCI Communications Financing III                                 DE
TCI Communications Financing IV                                  DE
TCI Communications Financing V                                   DE
TCI Communications Financing VI                                  DE
TCI Communications, Inc.                                         DE                  TCI Cablevision of Durango, Inc.
TCI Development Corporation                                      CO
TCI Digital TV, Inc.                                             CO
TCI East, Inc.                                                   DE
TCI Fleet Services, Inc.                                         CO
TCI Great Lakes, Inc.                                            DE
TCI Hits At Home, Inc.                                           CO

                                                                         9 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


TCI Hits, Inc.                                                   CO
TCI Holdings II, Inc.                                            CO
TCI Holdings, Inc.                                               CO
TCI Investments, Inc.                                            CO
TCI IP, Inc.                                                     DE
TCI IP-1, Inc.                                                   CO
TCI K-1, Inc.                                                    CO
TCI Liberty, Inc.                                                DE
TCI Materials Management, Inc.                                   CO
TCI Microwave, Inc.                                              DE
TCI National Digital Television Center - Hong Kong, Inc.         DE
TCI News, Inc.                                                   CO
TCI News-Damn Right, Inc.                                        CO
TCI News-Presidential, Inc.                                      CO
TCI North Central,  Inc.                                         DE
TCI Northeast, Inc.                                              DE
TCI of Arkansas, Inc.                                            AR
TCI of Arlington, Inc.                                           OK
TCI of Beckley, Inc.                                             WV                  TCI Media Services
TCI of Bloomington/Normal, Inc.                                  VA
TCI of Cleveland, Inc.                                           TN                  TCI Media Services
TCI of Columbus, Inc.                                            GA                  TCI Media Services
TCI of Connecticut, Inc.                                         CT
TCI of Council Bluffs, Inc.                                      IA
TCI of D.C., Inc.                                                DC
TCI of Dayton, Inc.                                              DE
TCI of Decatur, Inc.                                             AL                  TCI Media Services
TCI of Delaware, Inc.                                            DE
TCI of Greensburg [gp]                                           CO
TCI of Greenville, Inc.                                          SC                  TCI Media Services
TCI of Hawaii, Inc.                                              CO                  TCI
TCI of Houston, Inc.                                             CO                  TCI Media Services
TCI of Illinois, Inc.                                            IL                  TCI Cablevision of Dubuque, Inc.
                                                                                     TCI Media Services
TCI of Indiana, Inc.                                             IN                  TCI Media Services
                                                                                     TCI Midwest Region
TCI of Iowa, Inc.                                                IA                  TCI Cablevision of Dubuque, Inc.
                                                                                     TCI Media Services
                                                                                     TCI Southeast - Northwest Region
TCI of Kansas, Inc.                                              KS                  TCI Cablevision of Stillwater
                                                                                     TCI Cablevision of Tulsa
TCI of Kokomo, Inc.                                              CO
TCI of Lee County, Inc.                                          AL
TCI of Lexington, Inc.                                           KY                  TCI Media Services
TCI of Maine, Inc.                                               ME
TCI of Mississippi, Inc.                                         MS

                                                                        10 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


TCI of New Jersey, Inc.                                          NV
TCI of New York, Inc.                                            NY                  TCI Media Services
                                                                                     TCI Northeast Region
                                                                                     TCI Telemarketing
TCI of North Broward, Inc.                                       FL
TCI of North Central Kentucky, Inc.                              KY
TCI of North Dakota, Inc.                                        ND
TCI of Northern California, Inc.                                 CA
TCI of Northern New Jersey, Inc.                                 WA                  TCI Cablevision of Cental Colorado
                                                                                     TCI Cablevision of Northeastern Oregon
                                                                                     TCI Cablevision of the Treasure Coast
                                                                                     TCI Media Services
                                                                                     TCI of Northern New Jersey
                                                                                     TCI of Oregon
                                                                                     TCI of Washington
TCI of Overland Park, Inc.                                       KS
TCI of Pennsylvania, Inc.                                        PA                  TCI East Region
                                                                                     TCI Media Services
                                                                                     TCI of California
TCI of Piedmont, Inc.                                            SC
TCI of Plano, Inc.                                               TX
TCI of Princeton, Inc.                                           VA
TCI of Racine, Inc.                                              WI                  TCI Media Services
TCI of Radcliff, Inc.                                            KY                  TCI Media Services
TCI of Rhode Island, Inc.                                        RI
TCI of Richardson, Inc.                                          TX
TCI of Roanoke Rapids, Inc.                                      VA
TCI of Selma, Inc.                                               AL
TCI of South Carolina, Inc.                                      SC
TCI of Southern Maine, Inc.                                      ME
TCI of Southern Minnesota, Inc.                                  DE                  TCI Media Services
                                                                                     TCI of Southern Minnesota
TCI of Southern Washington [gp]                                  WA                  TCI of Washington
TCI of Spartanburg, Inc.                                         SC
TCI of Springfiled, Inc.                                         MO                  TCI Media Services
TCI of Tacoma, Inc.                                              DE                  TCI of Washington
TCI of Tennessee, Inc.                                           TN
TCI of the Blufflands, Inc.                                      DE                  TCI Cable of La Crosse
                                                                                     TCI Media Services
                                                                                     TCI of Southern Minnesota
TCI of Tualatin Valley, Inc.                                     OR                  TCI of Oregon
TCI of Virginia, Inc.                                            VA                  TCI Media Services
TCI of Watertown, Inc.                                           IA
TCI of West Virginia, Inc.                                       WV                  TCI Media Services
TCI of Wytheville, Inc.                                          VA
TCI Oscar I, Inc.                                                CO

                                                                        11 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


TCI Pacific Communications, Inc                                  DE                  TCI Media Services
TCI Pacific Microwave, Inc.                                      CO                  Pacific Microwave
TCI Pacific, Inc.                                                DE
TCI PCS Holdings, Inc.                                           DE
TCI Private Ventures, Inc.                                       CO
TCI Realty Investments Company                                   DE
TCI Southeast Divisional Headquarters, Inc.                      AL
TCI Southeast, Inc.                                              DE
TCI Sports, Inc.                                                 NV
TCI Sports[gp]                                                   UT
TCI STS, Inc.                                                    CO
TCI STS-MTVI, Inc.                                               TX
TCI Summitrack of Texas, Inc.                                    CO
TCI Telecom, Inc.                                                DE
TCI Teleport of Houston, Inc.                                    TX
TCI TKR Cable I, Inc.                                            DE
TCI TKR Cable II, Inc.                                           DE
TCI TKR Cable III, Inc.                                          DE
TCI TKR Limited Partnership [lp]                                 CO
TCI TKR of Alabama, Inc.                                         DE                  TCI Media Services
                                                                                     TCI of Alabama
TCI TKR of Central Florida, Inc.                                 FL                  TCI Media Services
                                                                                     TCI of Central Florida
TCI TKR of Dallas, Inc.                                          DE
TCI TKR of Florida, Inc.                                         DE
TCI TKR of Georgia, Inc.                                         DE                  TCI Media Services
                                                                                     TCI of Georgia
TCI TKR of Hollywood, Inc.                                       DE                  TCI of Hollywood
TCI TKR of Houston, Inc.                                         TX                  TCI Cablevision of Houston
TCI TKR of Jefferson County, Inc.                                KY                  TKR Cable of Greater Louisville, Inc.
TCI TKR of Kentucky, Inc.                                        DE
TCI TKR of Metro Dade, Inc.                                      DE
TCI TKR of Northern Kentucky, Inc.                               KY                  TKR Cable of Northern Kentucky, Inc.
TCI TKR of South Dade, Inc.                                      FL                  TCI of South Dade
TCI TKR of South Florida, Inc.                                   DE                  TCI Media Services
                                                                                     TCI of South Florida
TCI TKR of Southeast Texas, Inc.                                 DE
TCI TKR of Southern Kentucky, Inc.                               DE                  TKR Cable of Southern Kentucky, Inc.
TCI TKR of the Gulf Plains, Inc.                                 DE                  TCI of the Gulf Plains
TCI TKR of The Metroplex, Inc.                                   TX                  TCI Cablevision of the Metroplex
TCI TKR of Wyoming, Inc.                                         WY
TCI TKR, INC.                                                    DE
TCI TVC, Inc.                                                    CA
TCI UAI, Inc.                                                    CO
TCI UA, Inc.                                                     DE
TCI VCI, Inc.                                                    CA

                                                                        12 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


TCI Ventures Five, Inc.                                          CO
TCI Ventures Four, Inc.                                          CO
TCI Ventures, Inc.                                               CO
TCI Washington Associates, L.P.                                  DE
TCI West, Inc.                                                   DE
TCI Woodlands Ventures, Inc.                                     CO                  The Woodlands Security Company
TCI/CA Acquisition Sub Corp.                                     CO
TCI/CI Merger Sub Corp.                                          DE
TCID-Commercial Music, Inc.                                      CO
TCID-ICP III, Inc.                                               CO
TCID-IP III, Inc.                                                CO
TCID-IP IV, Inc.                                                 CO
TCID-IP V, Inc.                                                  CO
TCID-SVHH, Inc.                                                  DE
TCID Data Transport, Inc.                                        CO
TCID KHC, Inc.                                                   CO
TCID NEA, Inc.                                                   CO
TCID Networks, Inc.                                              DE
TCID of Carson, Inc.                                             CA
TCID of Chicago, Inc.                                            IL
TCID of Florida, Inc.                                            FL                  TCI Cablevision of Pasco County
                                                                                     TCI Media Services
TCID of Michigan, Inc.                                           NV
TCID of South Chicago, Inc.                                      IL
TCID Partners II, Inc.                                           CO
TCID Partners, Inc.                                              CO
TCID VFC, Inc.                                                   CO
TCID Video Enterprises, Inc.                                     CO
TCID X*PRESS, Inc.                                               CO
TCIP, Inc.                                                       CO
Tele-Communications of Colorado, Inc.                            CO                  TCI Colorado Community Cable Television, Inc.
Tele-Communications of South Suburbia, Inc.                      IL
Tele-Vue Systems, Inc.                                           WA                  TCI of Washington
                                                                                     TCI of Houston
Telecommunications Cable Systems, Inc.                           LA                  TCI Media Services
                                                                                     TCI of Louisiana
                                                                                     TCI Southeast - Southwest Region
Telenois, Inc.                                                   IL
Televents Group Joint Venture [gp]                               CO                  TCI of Central Iowa
                                                                                     TCI of Eastern Iowa
                                                                                     TCI of the Heartlands
Televents Group, Inc.                                            NV
Televents of Colorado, Inc.                                      CO
Televents of East County, Inc.                                   WY                  TCI Cablevision of East County
Televents of Florida, Inc.                                       WY
Televents of Powder River, Inc.                                  WY

                                                                        13 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


Televents of San Joaquin, Inc.                                   WY                  TCI Cablevision of San Joaquin
Televents of Wyoming, Inc.                                       WY
Televents, Inc.                                                  NV                  TCI Cablevision of Contra Costa County
Televester, Inc.                                                 DE
Television Cable Service, Inc.                                   TX                  TCI Cablevision of Abilene
                                                                                     TCI Cablevision of East Texas
                                                                                     TCI Cablevision of Perryton
                                                                                     TCI Cablevision of West Texas
                                                                                     TCI Media Services
Television Signal Corporation                                    CA
TEMPO Cable, Inc.                                                OK                  TCI Cablevision of Central Oklahoma, Inc.
                                                                                     TCI Cablevision of Nocona
                                                                                     TCI Cablevision of Oklahoma (Tempo), Inc.
                                                                                     TCI Cablevision of Texas (Tempo), Inc.
                                                                                     TCI of Arkansas (Tempo), Inc.
TEMPO Development Corporation                                    OK
TEMPO Television, Inc.                                           OK
The Chicago Cable Interconnect[gp]                               IL                  GCCI
The Detroit Cable Interconnect L.P.                              DE                  The Detroit Cable Interconnect Limited Partners
The Greater Philadelphia Cable Advertising                       PA                  PCA
Interconnect[gp]
Trans-Muskingum, Incorporated                                    WV
Tribune-United Cable of Oakland County [jv]                      MI                  TCI Cablevision of Oakland County, Inc.
Tribune Company Cable of Michigan, Inc.                          DE                  Tribune-United Cable of Oakland County [jv]
Tulsa Cable Television, Inc.                                     OK                  TCI Cablevision of Tulsa
                                                                                     TCI Media Services
UA-Columbia Alpine Tower, Inc.                                   NJ
UA-Columbia Cablevision of Massachusetts, Inc.                   MA                  TCI Cablevision of North Attlebboro/Taunton
UA-Columbia Cablevision of New Jersey, Inc.                      NJ
UA-Columbia Cablevision of Westchester, Inc.                     NY                  TCI Media Services
                                                                                     TCI Cable of Westchester
                                                                                     TCI of Northern New Jersey
UA Think, Inc.                                                   CO
UACC Midwest, Inc.                                               DE                  TCI Media Services
                                                                                     TCI of South Mississippi
                                                                                     TCI Cablevision of Asheville
                                                                                     TCI Cablevision of Decatur
                                                                                     TCI Cablevision of Central Illinois
                                                                                     TCI of Central Indiana
                                                                                     TCI of Evansville
                                                                                     TCI Cablevision of West Michigan, Inc.
                                                                                     TCI Cablevision of Merced County
                                                                                     TCI Cablevision of Santa Cruz County
                                                                                     TCI Cablevision of Tracy
                                                                                     TCI Cablevision of Vacaville
                                                                                     TCI Cablevision of Walnut Creek
                                                                                     TCI Cablevision of Northshore

                                                                        14 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


UAII Merger Corp.                                                DE
UAII Sub No. 24, Inc.                                            DE
UATC Merger Corp.                                                NY
UCT Aircraft, Inc.                                               CO
UCT Video, Inc.                                                  CO
UCTC LP Company                                                  DE
UCTC of Baltimore, Inc.                                          DE
UCTC of Los Angeles County, Inc.                                 DE                  TCI Cablevision of Los Angeles County
United Advertising Network, Inc.                                 CO
United Artists Broadcast Properties, Inc.                        DE
United Artists Cable Holdings, Inc.                              CO
United Artists Cable Investments, Inc.                           DE
United Artists Cablesystems Corporation                          DE
United Artists Entertainment Company                             DE
United Artists Holdings, Inc.                                    DE
United Artists Investments, Inc.                                 CO
United Artists K-1 Investments, Inc.                             CO
United Artists Operator Services Corporation                     CO
United Artists Payphone Corporation                              CO
United Artists Preferred Investment, Inc.                        CO
United Artists Republic Investments, Inc.                        CO
United Artists Satellite, Inc.                                   CO
United Artists TeleCommunications, Inc.                          DE
United Cable Ad-Link, Inc.                                       CO
United Cable Advertising, Inc.                                   CO
United Cable Investment of Baltimore, Inc.                       MD
United Cable Productions, Inc.                                   CO
United Cable Realty Co. of California, Inc.                      CO
United Cable Shopping Channel, Inc.                              CO
United Cable T.V. of Oakland County, Inc.                        MI                  TCI Cablevision of Oakland County, Inc.
United Cable Television Acquisition Corporation                  CO                  TCI of Colorado
United Cable Television Corp. of Eastern Connecticut             CT                  TCI Cablevision of Central Connecticut
United Cable Television Corporation                              DE                  TCI Cable of the Midlands
                                                                                     TCI Cablevisi of Hayward
                                                                                     TCI Cablevision of Treasure Valley
                                                                                     TCI Media Services
United Cable Television Corporation of Michigan                  MI                  TCI Cablevision of Woodhaven, Inc.
United Cable Television Corporation of Northern Illinois         IL                  TCI Cablevision of Northern Illinois
United Cable Television Financing Corporation                    CO
United Cable Television Investments, Ltd.                        CO
United Cable Television of Alameda, Inc.                         CA                  UCT of Alameda, Inc. #2
                                                                                     TCI Cablevision of Alameda
United Cable Television of Baldwin Park, Inc.                    CO                  TCI Cablevision of Los Angeles County
United Cable Television of Baltimore Limited Partnership[lp]     CO                  TCI Communications of Baltimore
                                                                                     TCI Media Services
United Cable Television of Bossier City, Inc.                    DE                  TCI Media Services

                                                                        15 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


                                                                                     TCI of Louisiana
United Cable Television of California, Inc.                      CA                  TCI Cablevision of Cupertion/Los Altos
                                                                                     TCI Cablevision of Davis
United Cable Television of Chaska, Inc.                          CO
United Cable Television of Colorado, Inc.                        CO                  TCI of Colorado
United Cable Television of Cupertino, Inc.                       CA                  TCI of Cupertino/Los Altos Colorado
United Cable Television of East San Fernando Valley, Ltd.[lp]    CO
United Cable Television of Eastern Shore, Inc.                   DE                  TCI of Eastern Shore
                                                                                     TCI Media Services
United Cable Television of Hillsborough, Inc.                    CO                  TCI Cablevision of Hayward
United Cable Television of Illinois Valley, Inc.                 IL                  TCI Cablevision of Illinois Valley
United Cable Television of Los Angeles, Inc.                     CA                  TCI Cablevision of Los Angeles County
United Cable Television of Mid-Michigan, Inc.                    DE                  TCI Cablevision of Mid-Michigan, Inc.
United Cable Television of Northern Indiana, Inc.                DE                  TCI of Northern Indiana
United Cable Television of Oakland County, Ltd. [lp]             CO
United Cable Television of Pico Rivera, Inc.                     CO
United Cable Television of Santa Cruz, Inc.                      CO                  TCI Cablevision of Santa Cruz County
United Cable Television of Sarpy County, Inc.                    NE                  TCI Cable of the Midlands
                                                                                     TCI Media Services
United Cable Television of Scottsdale, Inc.                      AZ                  TCI Cable of Scottsdale
United Cable Television of Southern Illinois, Inc.               DE                  TCI Cablevision of Southern Illinois
United Cable Television of Western Colorado, Inc.                CO                  TCI Cablevision of Western Colorado, Inc.
                                                                                     TCI Media Services
United Cable Television Real Estate Corporation                  CO
United Cable Television Services Corporation                     OK                  TCI Cablevision of Central Connecticut
                                                                                     TCI Media Services
United Cable Television Services of Colorado, Inc.               CO
United Cable Video Investment, Inc.                              CO
United Carphone Corporation                                      CO
United CATV, Inc.                                                MD                  TCI Cablevision of Annapolis
                                                                                     TCI Media Services
United Community Antenna System, Inc.                            WA                  TCI of Washington
United Corporate Communications Company                          CO
United Entertainment Corporation                                 CO
United Hockey, Inc.                                              CO
United Microwave Corporation                                     DE
United of Oakland, Inc.                                          DE                  TCI Cablevision of Oakland County, Inc.
                                                                                     Tribune/United Cable of Oakland County
United Paging Corporation                                        CO
United Tribune Paging Corporation                                CO
United's Home Video Centers, Inc.                                CO
Universal Telecom, Inc.                                          MD
Upper Valley Telecable Company, Inc.                             ID                  TCI Cablevision of Idaho (UVTC), Inc.
                                                                                     TCI Media Services
US Cable of Allamuchy, LP                                        NJ
US Cable of Paterson (gp)                                        NJ

                                                                        16 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


UTI Purchase Company                                             CO
Vacationland Cablevision, Inc.                                   WI                  TCI of South Central Wisconsin
Valley Cable TV, Inc.                                            TX
Vista Television, Inc.                                           WA                  TCI of Washington
VSC Cable, Inc.                                                  DE
W.A.V., Inc.                                                     CA
Waltham Tele-Communications [gp]                                 MA                  TCI Cablevision of Waltham
Waltham Tele-Communications, Inc.                                CO
Wasatch Community T.V., Incorporated                             UT
Wentronics, Inc.                                                 NM                  TCI Cablevision of Western Colorado, Inc.
                                                                                     TCI Cablevision of Casper
                                                                                     TCI Cablevision of Gallup
                                                                                     TCI Cablevision of Moab
                                                                                     TCI Media Services
Western Community TV, Inc.                                       MT
Western New York Cable Advertising L.P.[lp]                      NY
Western Satellite 2, Inc.                                        CO
WestMarc Cable Group, Inc.                                       DE
WestMarc Cable Holding, Inc.                                     DE                  TCI Media Services
                                                                                     TCI of Central Minnesota
                                                                                     TCI of Northern Iowa
                                                                                     TCI of Northern Minnesota
                                                                                     TCI of the Valley
WestMarc Communications of Minnesota, Inc.                       DE                  TCI of Central Minnesota
                                                                                     TCI of Southern Minnesota
WestMarc Communications, Inc.                                    NV
WestMarc Development II, Inc.                                    CO
WestMarc Development III, Inc.                                   CO
WestMarc Development IV, Inc.                                    CO
WestMarc Development Joint Venture[gp]                           CO                  TCI Cablevision of Greater Michigan, Inc.
                                                                                     TCI Cablevision of Northwestern Connecticut
                                                                                     TCI Cablevision of Cape Cod
                                                                                     TCI Cablevision of Nantucket
                                                                                     TCI Media Services
                                                                                     TCI Twin State Cable TV
                                                                                     TCI/Twin Valley Cable
                                                                                     TCI Cable of Vermont
                                                                                     TCI Media Services
WestMarc Development, Inc.                                       CO                  TCI Cablevision of Greater Michigan, Inc.
WestMarc Realty, Inc.                                            CO
WTCI Uplink, Inc.                                                PA

CCC-NJFT, Inc.                                                   CO
CCC Sub, Inc.                                                    CO
Country Cable Co.                                                CO                  SCI Cable Partners
Country Cable II, Inc.                                           CO

                                                                        17 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


Country Cable III, Inc.                                          CO
Kansas City Cable Partners (gp)                                  CO                  American Cablevision of Kansas City
Kansas City Fiber Network, L.P.                                  CA
KRC/CCC Investment Partnership [gp]                              CO
LCNI II, Inc.                                                    DE
LCNI, Inc.                                                       DE
Lenfest Communications, Inc.                                     DE
Liberty Cable of Missouri, Inc.                                  MO
Liberty Cable, Inc.                                              CO
Liberty Capital Corp.                                            WY
Liberty Evangola, Inc.                                           WY
Liberty Holdings, Inc.                                           WY
Liberty Lake II, Inc.                                            CO
Liberty Lake, Inc.                                               WY
Liberty Michigan, Inc.                                           DE
Liberty MTC, Inc.                                                WY
Liberty of Greenwich, Inc.                                       CO
Liberty of South Dakota, Inc.                                    CO
Liberty Programming Corporation                                  WY
Liberty Tri-County, Inc.                                         WY
LMC Cable AdNet II, Inc.                                         WY
LMC Cable AdNet, Inc.                                            PA                  Cable Adnet
LMC Lenfest, Inc.                                                CO
Sioux Falls Cable Television (gp)                                SD
TCI Atlantic, Inc.                                               CO
TCI Cable Investments, Inc.                                      DE
TCI Holdings, Inc.                                               CO
TCI Holdings, Inc.                                               CO
TCI Holdings, Inc.                                               CO
TCI TKR Limited Partnership                                      CO
TKR Cable Co. of  Warwick, Inc.                                  DE
TKR Cable Co. of Ramapo, Inc.                                    DE
TKR Cable Co. Wildwood, Inc.                                     DE
TKR Cable Company (gp)                                           CO
TKR Cable Company, LLC                                           DE
TKR Cable Company, LLC                                           DE
TKR Cable Partners (gp)                                          CO
US Cable of Evangola (lp)                                        NJ
US Cable of Lake County (lp)                                     NJ
US Cable of Northern Indiana (lp)                                IN
US Cable of Tri-County, Ltd.                                     NJ

Admi, Inc.                                                       DE
Bresnan International Partners (Chile), L.P.                     DE
Bresnan International Partners (Poland), L.P.                    DE
Cable AdNet of Puerto Rico, Inc.                                 DE                  Cable Adnet

                                                                        18 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


Cable Programme Partners-1 Limited Partnership                   DE
Cable Programme Partners (1) Ltd.                          UNITED KINGDOM
Cablevision S.A.                                              ARGENTINA
Caguas/Humacao Cable Systems [gp]                                CT
Cathay Television and Communication Company                      CO
Construred, S.A.                                              ARGENTINA
Discovery (UK) Ltd.                                        UNITED KINGDOM
Fibertel-TCI2                                                 ARGENTINA
Flextech plc                                               UNITED KINGDOM
International Sports Programming Partners [gp]                   DE
ISP Distribution LP                                              DE
ISP Transponder LP                                               DE
ISP US Deportiva LP                                              DE
Jupiter Programming Co., Ltd.                                   JAPAN
Liberty/TINTA Australia, Inc.                                    DE
Liberty/TINTA Distribution, Inc.                                 DE
Liberty/TINTA LLC                                                DE
Liberty/TINTA Transponder, Inc.                                  DE
Liberty/TINTA U.S. Deportiva, Inc.                               DE
LNT International Sports Programming  (Distribution) Ltd.  CAYMAN ISLANDS
LNT International Sports Programming (Australia) Ltd       CAYMAN ISLANDS
LNT International Sports Programming (Latin America) Ltd.  CAYMAN ISLANDS
LNT International Sports Programming Partners Austalia[gp]       DE
Melita Cable Holdings Ltd. [Malta LLC]                          MALTA
Melita Cable TV Limited  [Malta LLC]                            MALTA
Melita Partnership [gp]                                          CO
TCI-Australia, Inc.                                              CO
TCI Argentina, Inc.                                              CO
TCI Cable Holding Company I                                      DE
TCI Cable Programme Partners, Inc.                               CO
TCI Cablevision of Puerto Rico, Inc.                             DE
TCI Cathay TV, Inc.                                              CO
TCI Chile, Inc,                                                  CO
TCI DTH Mexico, Inc.                                             CO
TCI International DTH Service, Inc.                              CO
TCI International Investments Ltd.                         UNITED KINGDOM
TCI International Partnership Holdings, Inc.                     CO
TCI Japan, Inc.                                                  CO
TCI Movies Australia Pty. Limited                             AUSTRALIA
TCI of PR, Inc.                                                  CO
TCI of Puerto Rico, Inc.                                         CO
TCI Poland, Inc.                                                 CO
TCID of New Zealand Limited                                  NEW ZEALAND
TCID of Puerto Rico, Inc.                                        NV
Tele-Communications Dominicana, Inc.                             DE
Tele-Communications International, Inc.                          DE                  TINTA

                                                                        19 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


                                                                                     TCI Squared, Inc.
Televisora Belgrano, S.A.                                     ARGENTINA
TeleWest Communications PLC                                UNITED KINGDOM
TeleWest Europe Group [gp]                                       CO
Tevel Israel International Communications Ltd.                 ISRAEL
TINTA Sports Programming, Inc.                                   DE
Tishdoret Achzakot Ltd.                                        ISRAEL
TW Holdings, L.L.C.                                              CO
UA-France, Inc.                                                  CO
UA-UII Management, Inc.                                          CO
UA-UII, Inc.                                                     CO
UA European Theatres, Inc.                                       CO
UCT-Netherlands, B.V.                                        NETHERLANDS
UII-Ireland Limited Liability Company                            UT
UII-Ireland, Ltd. [gp]                                           CO
UII Management [gp]                                              CO
United Artists (Learning Channel) Ltd.                     UNITED KINGDOM
United Artists Cable Television International Holdings,          CO
Inc.
United Artists Cable Television International Ltd.         UNITED KINGDOM
United Artists Cable Television UK Holdings, Inc.                DE
United Artists European Broadcasting Ltd.                  UNITED KINGDOM
United Artists European Holdings Limited                   UNITED KINGDOM
United Artists International, Inc.                               CO
United Artists Programming-Europe, Inc.                          CO
United Artists Programming International, Inc.                   CO
United Artists, B.V.                                         NETHERLANDS
United International Investments [gp]                            CO
Univent's S.A.                                                ARGENTINA

A-1 TV, Inc.                                                     CO
Affiliated Regional Communications, Ltd.                         CO
Americana Telelvision Productions LLC                            CO
Animal Planet, L.P.                                              DE
ARC Holding, Ltd. [lp]                                           TX
Asian Television and Communications International LLC            CO
Bay TV Joint Venture                                             CA
BDTV II Inc.                                                     DE
BDTV Inc.                                                        DE
BET Movies/STARZ!3, LLC                                          DE
CLJV, L.P. [lp]                                                  DE
Communication Capital Corp.                                      DE                  Colorado Communication Capital Corp.
Courtroom Television Network [gp]                                NY
Cutthroat Productions LP                                         CA
CVN, Inc.                                                        CA
DMX  Inc.                                                        DE
Dry Creek Productions, Inc.                                      CO

                                                                        20 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


Encore Asia Management Limited                                   HKG
Encore Asia, Inc.                                                CO
Encore Australia Management Pty Limited                          AUS
Encore Australia Management, Inc.                                DE
Encore ICCP, Inc.                                                CO                  EMC Entertainment International, Inc.
Encore International Newco, Inc.                                 CO
Encore International, Inc.                                       CO
Encore Media Corporation                                         CO                  Encore
Encore Newco LLC                                                 CO
Encore Pictures, Inc.                                            CO
Encore QE Programming Corp.                                      CO
F&V Channel LLC                                                  DE
FIT TV Partnership [gp]                                          DE
Fox Sports Net, LLC                                              DE
Fox/Liberty Network Sales, Inc.                                  DE
Fox/Liberty Networks, LLC                                        DE
FoxWatch Productions, Inc.                                       DE
fX Networks, LLC                                                 DE
Home Team Sports Limited Partnership [lp]                        DE
International Cable Channels Partnership, Ltd. [lp]              CO
International Sports Programming Partners [gp]                   DE
Intro Production Management Corporation                          CO
ISP Distribution LP                                              DE
ISP Transponder LP                                               DE
ISP US Deportiva LP                                              DE
KBL Sports Network, Inc.                                         CO                  KBL Entertainment Network
Liberty Bay, Inc.                                                CO
Liberty Broadcasting, Inc.                                       OR
Liberty Central Services, Inc.                                   DE
Liberty CHC, Inc.                                                CO
Liberty Club, Inc.                                               CO
Liberty CNBC, Inc.                                               CO
Liberty Computer Ventures, Inc.                                  CO
Liberty Court, Inc.                                              WY
Liberty Creative Corporation                                     CO
Liberty Distribution, Inc.                                       CO
Liberty DMX, Inc.                                                CO
Liberty fX, Inc.                                                 DE
Liberty HSN, Inc.                                                CO
Liberty IFE, Inc.                                                CO
Liberty Media Corporation                                        DE
Liberty MLP, Inc.                                                CO
Liberty Newco International, Inc.                                DE
Liberty NSPP, Inc.                                               DE
Liberty Productions, Inc.                                        CO
Liberty Program Investments, Inc.                                WY

                                                                        21 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


Liberty Program Supply, Inc.                                     WY
Liberty Programming Development Corporation                      WY
Liberty QVC, Inc.                                                CO
Liberty Sports Distribution, Inc.                                DE
Liberty Sports ILH, Inc.                                         CO
Liberty Sports Member, Inc.                                      DE
Liberty Sports Sales, Inc.                                       CO
Liberty Sports, Inc.                                             CO
Liberty SportSouth, Inc.                                         GA
Liberty Starz, Inc.                                              CO
Liberty TW, Inc.                                                 CO
Liberty VC, Inc.                                                 CO
Liberty VJN, Inc.                                                CO
Liberty Women's Sports League, Inc.                              CO
Liberty/Fox ARC L.P.                                             DE
Liberty/Fox Arizona LLC                                          DE
Liberty/Fox Bay Area L.P.                                        DE
Liberty/Fox Canada LLC                                           DE
Liberty/Fox Central Services LLC                                 DE
Liberty/Fox Chicago L.P                                          DE
Liberty/Fox Distribution L.P.                                    DE
Liberty/Fox KBL L.P.                                             DE
Liberty/Fox Network Programming, LLC                             DE
Liberty/Fox Northwest L.P.                                       DE
Liberty/Fox Southeast L.P.                                       DE
Liberty/Fox Sports Financing LLC                                 DE
Liberty/Fox Sunshine LLC                                         DE
Liberty/Fox Upper Midwest L.P.                                   DE
Liberty/Fox Utah LLC                                             DE
Liberty/Fox West LLC                                             DE
Liberty/TINTA Australia, Inc.                                    DE
Liberty/TINTA Distribution, Inc.                                 DE
Liberty/TINTA LLC                                                DE
Liberty/TINTA Transponder, Inc.                                  DE
Liberty/TINTA U.S. Deportiva, Inc.                               DE
LMC Animal Planet, Inc.                                          CO
LMC Arizona Sports, Inc.                                         DE
LMC Bay Area Sports, Inc.                                        CO                  BASN
                                                                                     Bay Area Sports Network
                                                                                     PSN
                                                                                     Pacific Sports Network
LMC BET, Inc.                                                    CO
LMC Canada, Inc.                                               Canada
LMC Chicago Sports, Inc.                                         WY
LMC Classics, Inc.                                               NV
LMC Entertainment, Inc.                                          NV

                                                                        22 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


LMC Finco, Inc.                                                  DE
LMC Information Services, Inc.                                   NV                  X*Press Information Services
LMC International, Inc.                                          CO
LMC Music, Inc.                                                  CO
LMC Network Programming, Inc.                                    DE
LMC Newco U.S., Inc.                                             DE
LMC Northwest Cable Sports, Inc.                                 CO                  NCS
                                                                                     Northwest Cable Sports
                                                                                     PSN
                                                                                     Prime Sports Northwest
LMC Prime Sports Northwest, Inc.                                 CO
LMC Regional Sports, Inc.                                        CO
LMC SatCom, Inc.                                                 GA
LMC Silver King, Inc.                                            CO
LMC Southeast Sports, Inc.                                       CO
LMC Sunshine, Inc.                                               CO
LMC Upper Midwest Sports, Inc.                                   CO
LMC Utah Sports, Inc. I                                          CO
LMC West Sports, Inc.                                            DE
LNT International Sports Programming  (Distribution) Ltd.        CAY
LNT International Sports Programming (Australia) Ltd           Cayman
LNT International Sports Programming (Latin America) Ltd.      Cayman
LNT International Sports Programming Partners Austalia[gp]       DE
LSI Deportiva, Inc.                                              CO
LSI Facilities, Inc.                                             CO
LSI Nostalgic Sports, Inc.                                       CO
LSI Showcase, Inc.                                               CO
MacNeil/Lehrer Productions [gp]                                  NY
Mountain Mobile Television Limited Liability Company             NV
Netlink International, Inc.                                      CO
Netlink USA [gp]                                                 CO
New Concepts Enterprises, Inc.                                   NJ
New LMC ARC, Inc.                                                DE
New LMC Bay Area, Inc.                                           DE
New LMC Canada, Inc.                                             DE
New LMC Chicago, Inc.                                            DE
New LMC KBL, Inc.                                                DE
New LMC Northwest, Inc.                                          DE
New LMC Southeast, Inc.                                          DE
New LMC Sunshine, Inc.                                           DE
New LMC Upper Midwest, Inc.                                      DE
New LMC Utah Sports, Inc.                                        DE
Prime Network Limited Liability Company                          WY
Prime Philadelphia Sports Limited Liability Company              WY
Prime Sports Events, Inc.                                        CO                  Liberty Prime Sports Events, Inc.
Prime Sports Merchandising, Inc.                                 CO                  Fan Fair

                                                                        23 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


                                                                                     Prime Sports Fan Fair
Prime Sports Network-Upper Midwest [jv]                          MN
Prime Sports Northwest Network [gp]                              DE
Prime Sports West, L.P. [lp]                                     CA
Prime SportsChannel Networks Associates [gp]                     NY                  Prime Network
                                                                                     Newsport
Prime Ticket Networks , L.P. [lp]                                CA
QE+ Ltd. [lp]                                                    CO
QVC Investment, Inc.                                             CO
Reiss Media Enterprises, Inc.                                    DE
Republic Pictures Television [gp]                                CA
Rocky Mountain Prime Sports Network [jv]                         CO
Rocky Mountain Sports and Lifestyle Channel, Inc.                DE
Royal Communications, Inc.                                       CO
RTV Associates, L.P. [lp]                                        DE
Southern Satellite Systems, Inc.                                 GA                  Tempo One-Stop Satellite Programming
Sports Holding, Inc.                                             TX
SportsChannel Chicago Associates [gp]                            NY
SportsChannel Pacific Associates [gp]                            NY
SportsChannel Prism  Associates [gp]                             NY
SportSouth Network, Ltd. [ltd]                                   DE
Sunshine Network [jv]                                            FL
Superstar/Netlink Group LLC                                      DE
TCI Cable Education, Inc.                                        CO
TCI Cutthroat Island, Inc.                                       CO
TCI E! Entertainment, Inc.                                       CO
TCI Prime Sports, Inc.                                           CO
TCI Republic Pictures Inc.                                       CO
TCI Request, Inc.                                                CO
TCI Sillerman-Magee, Inc.                                        CO
TCI TVRO Management Corporation                                  CO
TCI/Fox Funding Partnership [jv]                                 NY
TCID, Inc.                                                       CO
Telluride Cablevision, Inc.                                      DE
U.S. Surfing L.P.                                                TX
Upper Midwest Cable Partners [gp]                                MN
Vision Group Incorporated                                        CO
Westlink, Inc.                                                   CO
X*PRESS Electronic Services, Ltd.                                CO
X*PRESS Information Services, Ltd.                               CO

ACTC, L.P.
MCNS Holdings, L.P.
STT Video Partners, L.P. [lp]
TCI-TVGOS, Inc.                                                  DE
TCI CM Holdings, Inc.                                          DE(NY)

                                                                        24 of 26

                                                      STATE OR JURISDICATION
SUBSIDIARY                                               OF INCORPORATION               TRADE NAMES
                                                          OR ORGANIZATION


TCI Educational Technologies, Inc.                               DE
TCI Faroudja, Inc. (inactive)                                    CO
TCI Game Technology Holdings, Inc.                               CO
TCI GameCo Holdings, Inc.                                        CO
TCI GameCo Ventures, Inc.                                        CO
TCI GCI, Inc.                                                    CO
TCI Health, Inc.                                                 CO
TCI Interactive Media Group, Inc.                                CO
TCI Java, Inc.                                                   CO
TCI Magma Holdings, Inc.                                         CO
TCI MCNS Holdings, Inc.                                          CO
TCI MicroUnity Holdings, Inc.                                    CO
TCI Netscape Holdings, Inc.                                      CO
TCI Online Services, Inc.                                        CO
TCI Programming Holding Company III                              CO
TCI Technology Ventures, Inc.                                    CO
TCI Technology, Inc.                                             CO
TCI TSX, Inc.                                                    DE
TCID - WW, Inc.                                                  DE
TCID Games, Inc.                                                 CO
TCID Virtual I/O, Inc.                                           CO
UCT Investments (Colorado), Inc.                                 CO
VVF, Inc.                                                        CO
                                                                 CO
                                                                 CO
                                                                 CO

                                                                        25 of 26

                                         STATE OR JURISDICATION
SUBSIDIARY                                  OF INCORPORATION               TRADE NAMES
                                             OR ORGANIZATION



                                                      DE                  TCI Media Services
                                                      DE
                                                      WA
                                                      WA
                                                      CA
                                                      WA
                                                      WA
                                                      CA
                                                      WA
                                                      WA
                                                      DE
                                                      CA
                                                      CA
                                                      WA
                                                      WA
                                                      WA
                                                      OR
                                                      DE
                                                      CA
                                                      TX
                                                      TX
                                                      TX
                                                      DE
                                                      DE
                                                      CA
                                                      WA
                                                      WA
                                                      CA
                                                      CA
                                                      NY
                                                      CA
                                                      CA
                                                      DE

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